UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 17, 2009

TRUMP ENTERTAINMENT RESORTS, INC.
TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
(Exact Name of Registrants as Specified in Their Charters)

Delaware
Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

15 South Pennsylvania Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy Or Receivership.

On February 17, 2009, Trump Entertainment Resorts, Inc. (the “Company”), Trump Entertainment Resorts Holdings, L.P. (“Holdings”), Trump Entertainment Resorts Funding, Inc. (“Funding,” and together with the Company and Holdings, the “Registrants”) and certain of their direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Camden, New Jersey (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). These chapter 11 cases are being jointly administered under the caption In re: TCI 2 Holdings, LLC, et al Debtors., Chapter 11 Case Nos.: 09-13654 through 09-13656 and 09-13658 through 09-13664 (JHW) (the “Chapter 11 Case”).

The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Registrants remain in discussions with their lenders and certain noteholders regarding a restructuring of their capital structure. There can be no assurance that any agreement with respect to a restructuring will be reached or, if any agreement is reached, as to the terms thereof. A copy of the press release, dated February 17, 2009, announcing the bankruptcy filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Case constituted an event of default or otherwise triggered repayment obligations under the Registrants’ $1.25 billion 8.5% Senior Secured Notes due 2015 (the “Notes”) and $493 million senior secured term loan agreement (the “Facility”). As a result, all indebtedness outstanding under the Notes and the Facility became automatically due and payable, subject to an automatic stay of any action to collect, assert, or recover a claim against the Debtors and the application of applicable bankruptcy law.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Pursuant to written letters of resignation dated February 13, 2009, Donald J. Trump and Ivanka Trump resigned as members of the Board of Directors (the “Board”) of the Company. Mr. Trump was Chairman of the Board and a member of the Board’s Executive Committee. Ms. Trump was a member of the Board’s Corporate Governance and Nominating Committee.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, the Company had entered into forbearance agreements with certain lenders and certain holders of the Notes. These forbearance agreements expired pursuant to their terms at 9:00 AM EST on February 17, 2009.

The Registrants have been engaged in discussions with certain holders of the Notes regarding a restructuring of their capital structure. Among the matters discussed was a proposal under which the following scenario might be implemented through a consensual Chapter 11 bankruptcy proceeding: (1) the conversion of 100% of the outstanding Notes into substantially all of the equity securities of the restructured company; (2) the Facility would remain outstanding on modified terms; (3) the restructured company would seek to raise additional financing in the form of new second lien debt;

and (4) trade and similar unsecured creditors of the Debtors generally would be paid in full. These discussions have been preliminary and there can be no assurance that any agreement with respect to a restructuring will be reached or, if any agreement is reached, as to the terms or timing thereof.

In connection with these discussions, the Registrants provided the financial projections and a liquidity forecast (collectively, the “projections”) included below, to certain Note holders in January 2009. The Company and these Note holders are parties to nondisclosure agreements and the disclosure herein is being made in accordance with the terms of such nondisclosure agreements. The projections are included herein only because this information was provided to such Note holders. The projections were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present financial condition in accordance with accounting principles generally accepted in the United States (“GAAP”). The Registrants’ independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The projections were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. The projections reflect numerous assumptions made by management of the Registrants with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Registrants’ control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate. It is expected that there will be differences between actual and projected results, and the differences may be material. The inclusion of the projections herein should not be regarded as an indication that the Registrants or their affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. None of the Registrants nor any of their affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Registrants compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information contained in this Current Report on Form 8-K includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrants’ reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to, the terms of the restructuring or reorganization plan ultimately implemented, the timing thereof, the related costs and expenses, and the ability of the Registrants to maintain normal relationships with their vendors, service providers and customers. The Registrants undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

Summary Financial Projections (Prepared January 16, 2009)

Projected Financial Performance By Property

($ in millions)

	Year Ending December 31,
NET REVENUE (1)	2009	2010	2011	2012	2013
Taj Mahal	$511.6	$523.9	$508.4	$526.9	$543.1
Plaza	246.2	245.7	233.4	240.5	247.5
Marina	188.2	182.2	175.7	182.0	187.1
Total	$946.0	$951.8	$917.6	$949.3	$977.7

EBITDA (1) (2)
Taj Mahal	$112.0	$120.0	$106.8	$113.6	$119.7
Plaza	19.1	18.6	13.1	15.0	16.5
Marina	2.4	0.0	(1.9)	(0.1)	0.6
Property EBITDA	$133.4	$138.6	$118.0	$128.4	$136.7
Less: corporate expense	(16.1)	(15.6)	(16.0)	(16.3)	(16.7)
Total	$117.3	$123.1	$102.0	$112.1	$120.0

MARGINS
Taj Mahal	21.9%	22.9%	21.0%	21.6%	22.0%
Plaza	7.7%	7.6%	5.6%	6.2%	6.7%
Marina	1.3%	0.0%	(1.1%)	(0.1%)	0.3%
Total	14.1%	14.6%	12.9%	13.5%	14.0%

CAPITAL EXPENDITURES
Maintenance	$19.9	$45.3	$42.9	$34.2	$24.9
Project	21.0	17.8	21.5	19.3	14.5
Total	$40.9	$63.0	$64.4	$53.5	$39.4

(1) The table above reflects the following assumptions:

•	opening of 4,500 video lottery terminals at Aqueduct Racetrack in New York in 2010;
•	opening of two Philadelphia, Pennsylvania slot parlors in 2011; and
•	opening of Revel Entertainment’s project in Atlantic City in 2011.

(2) EBITDA presented in this table is (loss) income from operations excluding restructuring fees, depreciation, amortization and other non-recurring items. EBITDA is not a GAAP measurement, but is commonly used in the gaming industry as a measure of performance and as a basis for the valuation of gaming companies.

Summary Liquidity Forecast – Current State (Prepared January 16, 2009)

Projected Liquidity

($ in millions)

	Year Ending December 31,
	2009	2010	2011	2012	2013
Total EBITDA	$117.3	$123.1	$102.0	$112.1	$120.0
Less: net interest expense and debt repayments (1)	(45.5)	(47.6)	(48.4)	(48.8)	(47.1)
Less: capital expenditures and CRDA investments	(48.9)	(70.9)	(72.0)	(61.3)	(47.5)
Less: non-recurring items and fees	(31.1)	0.0	0.0	0.0	0.0
(Less) Plus: taxes and other	(7.0)	(8.5)	4.0	5.0	5.0
Free Cash Flow	($15.2)	($3.9)	($14.4)	$7.0	$30.4

End of period debt	$489.1	$493.0	$507.5	$500.5	$470.1
Excess over amortized Beal Bank loan (2)	4.1	13.0	32.5	30.5	5.1

Credit ratios
Debt/EBITDA	4.2x	4.0x	5.0x	4.5x	3.0x
EBITDA/cash interest	2.8x	2.8x	2.3x	2.5x	2.7x
Fixed charge coverage (3)	1.9x	1.4x	1.0x	1.4x	1.8x

Note: Excludes impact of certain capital leases

(1) Interest expense on excess debt, if any, illustrated at Beal Bank rate for simplicity (8.2% for 1H2009, 9% thereafter).

(2) Assumes starting cash balance of $86 million and constant minimum cash balance of $70 million by year end 2009.

(3) Defined as (EBITDA – maintenance – capex – CRDA obligation)/(cash interest + required amortization).

Free cash flow is defined as EBITDA after required debt amortization, net interest expense, capital expenditures, purchases of CRDA (Casino Reinvestment Development Authority) investments, restructuring fees, income taxes and certain non-recurring items. Management believes free cash flow is a useful measure to investors as an indicator of the amount of cash flow generated by operations which is available to repay indebtedness in excess of required repayments.

The Registrants’ calculations of EBITDA and free cash flow may or may not be consistent with the calculation of these measures by other companies in the same industry. Investors should not view EBITDA and free cash flow as alternatives to the GAAP measures of income from operations and net cash flow provided by operating activities. Management does not intend the presentation of EBITDA and free cash flow to be considered in isolation or as substitutes for results prepared in accordance with GAAP.

The projections contained herein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

TRUMP ENTERTAINMENT RESORTS, INC.

RECONCILIATION OF PROJECTED INCOME (LOSS) FROM OPERATIONS TO PROJECTED EBITDA

(unaudited, in millions)

	Year Ending December 31, 2009
	Income (Loss) FromOperations	Depreciation and Amortization	Reorganization and Other Non-Recurring Fees	EBITDA
Trump Taj Mahal	$ 74.1	$37.9	$-	$112.0
Trump Plaza	3.6	15.5	-	19.1
Trump Marina	(12.9)	15.3	-	2.4
Corporate and other	(47.6)	0.4	31.1	(16.1)
Total	$ 17.2	$69.1	$ 31.1	$117.4

	Year Ending December 31, 2010
	Income (Loss) FromOperations	Depreciation and Amortization	Reorganization and Other Non-Recurring Fees	EBITDA
Trump Taj Mahal	$ 81.1	$38.9	$ -	$120.0
Trump Plaza	2.8	15.8	-	18.6
Trump Marina	(15.5)	15.5	-	-
Corporate and other	(16.0)	0.4	-	(15.6)
Total	$ 52.4	$70.6	$ -	$123.0

	Year Ending December 31, 2011
	Income (Loss) FromOperations	Depreciation and Amortization	Reorganization and Other Non-Recurring Fees	EBITDA
Trump Taj Mahal	$ 66.8	$40.0	$ -	$106.8
Trump Plaza	(2.9)	16.0	-	13.1
Trump Marina	(17.6)	15.7	-	(1.9)
Corporate and other	(16.4)	0.4	-	(16.0)
Total	$ 29.9	$72.1	$ -	$102.0

	Year Ending December 31, 2012
	Income (Loss) FromOperations	Depreciation and Amortization	Reorganization and Other Non-Recurring Fees	EBITDA
Trump Taj Mahal	$ 72.9	$40.7	$ -	$113.6
Trump Plaza	(1.4)	16.4	-	15.0
Trump Marina	(15.9)	15.8	-	(0.1)
Corporate and other	(16.7)	0.4	-	(16.3)
Total	$ 38.9	$73.3	$ -	$112.2

	Year Ending December 31, 2013
	Income (Loss) FromOperations	Depreciation and Amortization	Reorganization and Other Non-Recurring Fees	EBITDA
Trump Taj Mahal	$ 78.6	$41.1	$ -	$119.7
Trump Plaza	(0.1)	16.6	-	16.5
Trump Marina	(15.6)	16.2	-	0.6
Corporate and other	(17.1)	0.4	-	(16.7)
Total	$ 45.8	$74.3	$ -	$120.1

TRUMP ENTERTAINMENT RESORTS, INC.

RECONCILIATION OF PROJECTED NET CASH PROVIDED BY OPERATING ACTIVITIES TO PROJECTED FREE CASH FLOW

(unaudited, in millions)

	Year Ending December 31,
	2009	2010	2011	2012	2013

Projected net cash provided by operating activities	$ 39.4	$75.8	$66.3	$77.3	$87.0
Capital expenditures	(40.9)	(63.0)	(64.4)	(53.5)	(39.4)
Purchases of CRDA investments	(12.0)	(11.8)	(11.4)	(11.9)	(12.3)
Repayments of term loan	(4.9)	(4.9)	(4.9)	(4.9)	(4.9)
CRDA grant proceeds	3.2	-	-	-	-
Projected free cash flow	$(15.2)	$(3.9)	$(14.4)	$7.0	$30.4

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated February 17, 2009, issued by the Company.

7

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

8

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 17, 2009, issued by the Company.

9